[Logo--Three keys design for UBS Global Asset Management]

UBS STRATEGY FUND

SEMIANNUAL REPORT

MARCH 31, 2002

UBS STRATEGY FUND


DEAR SHAREHOLDER,

We present you with the semiannual report for UBS Strategy Fund for the six months ended March 31, 2002.

A NEW GLOBAL BRAND

Effective April 8, 2002, Brinson Advisors, Inc. changed its name to UBS Global Asset Management (US) Inc., a member of the UBS Global Asset Management division of UBS AG, one of the largest financial services firms in the world. This strategic branding move reflects the global integration and scope of the organization's investment approach and offerings. The UBS Global Asset Management organization strives to deliver superior investment performance to clients through the management and allocation of their investments across and within all major asset classes.

Our strength lies in our globally integrated investment platform. With investment professionals throughout the world, the UBS Global Asset Management organization provides clients with uncommon research, asset allocation and risk management conducted on a fully global basis. We seek to maximize the benefits to clients, through understanding and acting upon their risk and return objectives. This covenant with our clients is the basis for the success of our business.

Effective on the same date, the funds comprising the Brinson Mutual Fund Family will be known as UBS Funds. The Fund's investment objective and investment process remain the same.

GLOBAL 50 HIGHLIGHTED STOCKS(SM) LIST REPLACES HIGHLIGHTED STOCKS LIST

Effective February 1, 2002, the UBS Warburg Global Investment Strategy Group, headed by Chief Global Strategist Edward M. Kerschner, introduced the UBS Warburg GLOBAL 50 HIGHLIGHTED STOCKS list.

The GLOBAL 50 HIGHLIGHTED STOCKS list leverages both the global resources of UBS Warburg's team of strategists, economists and stock analysts, and the quantitative risk-control measures for which UBS Warburg is recognized. UBS Strategy Fund now tracks the GLOBAL 50 HIGHLIGHTED STOCKS list.

The GLOBAL 50 HIGHLIGHTED STOCKS list will be the only list published by the Global Investment Strategy Group, replacing both the UBS Warburg HIGHLIGHTED STOCKS list and the UBS Warburg Global 40 portfolio. The GLOBAL 50 HIGHLIGHTED STOCKS list combines the thematic approach to stock selection of the HIGHLIGHTED STOCKS list with the quantitative risk control process of the Global 40 portfolio.

[SIDENOTE]

UBS STRATEGY FUND


INVESTMENT GOAL:

Long-term capital appreciation

PORTFOLIO MANAGER:

T. Kirkham Barneby

UBS Global Asset
Management (US) Inc.

COMMENCEMENT:

December 2, 1999

DIVIDEND PAYMENTS:

Annually


UBS Global Asset Management                  1

Benchmarked to the Dow Jones World Index, the list will include U.S. and non-U.S. stocks.

PERFORMANCE

For the six months ended March 31, 2002, UBS Strategy Fund Class A shares advanced a robust 19.3% (before deducting the maximum sales charge; 12.8% after deducting the maximum sales charge). The Fund outperformed the S&P 500 Index and the Dow Jones World Index, which advanced 11.0% and 10.6%, respectively, for the period.

Q&A WITH PORTFOLIO MANAGER KIRK BARNEBY

Q. CAN YOU TELL US MORE ABOUT THE GLOBAL 50 HIGHLIGHTED STOCKS LIST?

A. The GLOBAL 50 HIGHLIGHTED STOCKS list comprises a well-diversified global equity portfolio, based on the core investment themes identified by the UBS Warburg Global Investment Strategy Group using a quantitative risk-control process. The Global Investment Strategy Group takes a broad approach in compiling the GLOBAL 50 HIGHLIGHTED STOCKS list. This approach helps the Group identify industries expected to produce superior returns over the medium term, and to highlight the leading companies in those industries, with an emphasis on those companies that fit into the Group's longer-term core investment thematics.

Shareholders can expect a generally more diversified portfolio with required exposure to each of the 10 broad economic sectors of the Dow Jones World Index (for example,

[SIDENOTE]

GLOBAL 50 HIGHLIGHTED STOCKS LIST AS OF MARCH 31, 2002*

Alcoa
AMR
AOL Time Warner
Assicurazioni Generali
Aventis
BBVA
BEA Systems
Bed, Bath & Beyond
Carrefour
Cisco Systems
Citigroup
Coca-Cola
Companhia Vale do Rio Doce
Credit Suisse Group
ENI
Exel
Federal Home Loan Mortgage
Fifth Third Bancorp
Foster's Group
Hanson
Hartford Financial Services Group
Home Depot
IBM
Intel
ITT Industries
Lafarge
Liberty Media
Medtronic
Microsoft
Minnesota Mining & Manufacturing
Mitsubishi
Nabors Industries
Nissan Motor
Nokia
PepsiCo
Pharmacia
Pfizer
Royal Bank of Scotland
SAP AG
SBC Communications
Samsung Electronics
Serono
Suez
Taiwan Semiconductor Manufacturing
Telecom Italia
Unilever
Vodafone
Wal-Mart Stores
Washington Mutual
Wells Fargo

* Investment themes and the stocks on the GLOBAL 50 HIGHLIGHTED STOCKS list are subject to change. The Fund's portfolio changes as names on the list change.

"Technology," "Health Care" and "Basic Materials"). Given the required exposure to these 10 sectors, the GLOBAL 50 HIGHLIGHTED STOCKS list may contain non-theme stocks.

Q. HOW DID MARKET EVENTS AFFECT THE FUND DURING THE PERIOD?

A. The investment environment during the six months ended March 31, 2002 was challenging. In the aftermath of the September 11 tragedy and the subsequent fourth-quarter rally, the major market event was the fall of energy giant Enron. The Enron scandal brought questionable accounting practices to the headlines and caused investors to question how broadly such practices might be employed by other companies. Several large companies were dragged down either due to their exposure to Enron or because their accounting practices were brought into question. JP Morgan Chase and Citigroup (4.8%) were under pressure because of their loan exposure to Enron. General Electric, IBM (2.6%), Cisco (1.8%), Tyco, Waste Management, Cigna and Computer Associates suffered as a result of increased investor scrutiny--and in some instances, larger firms' aggressive acquisition strategies compounded skittishness among investors.* Asbestos injury suits also dulled market optimism. Companies such as Minnesota Mining & Manufacturing (3.9%), Georgia-Pacific and Halliburton were all affected by the lawsuits.*

Q. HOW DID YOUR ACTIONS AFFECT PERFORMANCE DURING THE PERIOD?

A. Despite the challenges during the period, the Fund outperformed both of its benchmarks. During the period, an overweight in the consumer cyclical and technology sectors and underweight in the energy and industrial sectors helped performance. Gains from these strategies were partially offset by missed opportunities as a result of our underweight in financials, which performed well during the period, and an overweight in telecommunications and transportation, which dragged down performance.

Q. CAN YOU TELL US ABOUT THE QUANTITATIVE RISK-CONTROL PROCESS USED BY UBS WARBURG TO COMPILE THE GLOBAL 50 HIGHLIGHTED STOCKS LIST?

A. Sector performance is modeled as a function of sensitivity to medium-term forces with some allowance for near-term market conditions. Estimated returns reflect these forces and conditions, and are used to determine the weighting given to each sector in the GLOBAL 50 HIGHLIGHTED STOCKS list, after a process of portfolio optimization. The optimization process takes into account the historical risk associated with the portfolio configuration, and balances this with the forecast returns, to generate appropriate sector weights.

* Weightings represent percentages of net assets as of March 31, 2002. The Fund's portfolio composition will vary over time.

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Q. WHAT ARE BASIC SELECTION CRITERIA FOR COMPANIES ON THE LIST?

A. The UBS Warburg Global Investment Strategy Group seeks to identify industries with the potential to produce superior returns over the medium term, and strives to target the leading companies in those industries. The Group believes company selections within the current themes (listed below) will be beneficiaries of positive market momentum.

The Group attempts to identify companies that are expected, based on the Group's analysis and its current themes, to outperform the market based on continued spending on technology, goods and services desired by the aging U.S. population. The Group also now expects relatively strong performance from firms benefiting from the synchronization of the worldwide economic recovery and a united Europe.

CURRENT THEMES INCLUDE:

IN SYNC/TOUGH STOCKS. This should be the first globally synchronized economic recovery since the early 1980s. Owing to past excesses (i.e., overinvestment in capital goods), recoveries in individual economies will not be notably strong. However, by occurring in unison across the globe, they should drive an impressive recovery in world growth. Corporate pricing power should remain minimal with the world stuck in a deflationary downdraft. Tough times call for tough stocks--stocks of companies whose competitive position has improved during the recession because their business has remained relatively healthy even as key competitors have faltered.

INFORMATION AGE. The building block of the Information Age over the past quarter century has been the semiconductor. But, when did the revolution actually start? Changing business structures define each new age. The greatest gains in labor productivity have been the result of changes to the division of labor. In the Information Age, the division of labor moves from the worker to the entire organization. Human/Natural user interfaces and a globally interconnected infrastructure of networks will revolutionize the way that we interact with technology. Market share should consolidate in the hands of the leaders, as the fragmented subsegments converge onto their technologies.

THE U.S. GRAY WAVE. Thanks to a muted business cycle, low inflation, greater productivity and improved longevity, consumers will earn more over the course of an expanded lifetime of work. Beneficiaries should include: selected growth retailers, leisure, health care and financial services firms as graying consumers spend on: quality vs. quantity; intangibles vs. tangibles; saving time vs. money; cocooning AND staying connected.

EUROPE UNITED. The introduction of the physical euro at the beginning of this year adds genuine pricing transparency to the "single market." A single currency and single interest rate will force governments to compete to attract new capital. Tax rates have come down but there is more to be done, particularly in relatively

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high-tax countries. Even as the European Union (EU) gets bigger (the number of
EU members could nearly double if the nations wanting to join are all allowed), over the coming decades, the number of workers will decline and the number of dependents will rise. This will encourage more liberal labor laws, further EU enlargement--and the pressure it will place on pensions--will encourage moves toward defined contribution and away from defined benefit.

PERFORMANCE AT A GLANCE

AVERAGE ANNUAL TOTAL RETURNS,
PERIODS ENDED 3/31/02                                                     6 MONTHS         1 YEAR         INCEPTION@
--------------------------------------------------------------------------------------------------------------------
Before Deducting                                     Class A*              19.33%           -6.12%         -23.41%

Maximum Sales Charge                                 Class B**             18.69            -6.89          -24.02

                                                     Class C+              18.69            -6.89          -24.02

                                                     Class Y++             19.21            -5.92          -23.22

After Deducting                                      Class A*              12.82           -11.24          -25.24

Maximum Sales Charge                                 Class B**             13.69           -11.55          -25.01

                                                     Class C+              16.63            -8.80          -24.35

GLOBAL 50 HIGHLIGHTED STOCKS(SM) list(1)

    After Announcement, close                                                N/A             -5.2             N/A

    After Announcement, open                                                 N/A             -3.4             N/A

S&P 500 Index                                                              10.97             0.21           -7.32

Dow Jones World Index                                                      10.56            -3.06             N/A

Lipper Large Cap Growth Median                                             10.28            -5.23          -13.56

Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative.

Price returns of the GLOBAL 50 HIGHLIGHTED STOCKS list do not predict the future results of the list or the Fund. Deviations from the GLOBAL 50 HIGHLIGHTED STOCKS list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the GLOBAL 50 HIGHLIGHTED STOCKS list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the GLOBAL 50 HIGHLIGHTED STOCKS list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list.

@ Inception: since commencement of issuance on December 2, 1999 for share classes A, B, C and Y. Inception for the Lipper Median and the S&P 500 Index is as of December 2, 1999.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1% for redemptions, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

(1) "After Announcement, close" reflects the performance of the GLOBAL 50 HIGHLIGHTED STOCKS list using the closing price on the day of the announcement of any changes to the list. We believe this is a more appropriate benchmark for the UBS Strategy Fund. This benchmark takes into account that we will not necessarily execute all trades for the Fund at the open. "After Announcement, open" reflects the performance of the list, using the opening price on the day of the announcement of any changes to the list. The indicated price returns are based on capital appreciation, excluding dividends and transaction costs such as commissions, markups, fees and interest charges. Actual transactions adjusted for such transaction costs will result in different returns.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                    3/31/02                                                              9/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (mm)                                     $628.4                                                               $623.2

Number of Securities                                    50                                                                   53

Stocks                                               101.1%                                                                99.2%

Liabilities in Excess
    of Cash & Other Assets                            -1.1%                                                                  --

Cash and Other Assets in
    Excess of Liabilities                               --                                                                  0.8%

TOP FIVE SECTORS*                                    3/31/02                                                              9/30/01
------------------------------------------------------------------------------------------------------------------------------------
Financials                                            22.2%           Consumer Discretionary                               20.9%

Information Technology                                16.1            Information Technology                               20.6

Consumer Discretionary                                14.4            Financials                                           20.5

Health Care                                           10.7            Health Care                                          16.4

Industrials                                            8.5            Utilities                                             7.6

TOTAL                                                 71.9%           TOTAL                                                86.0%

TOP TEN HOLDINGS*                                      3/31/02                                                              9/30/01
------------------------------------------------------------------------------------------------------------------------------------
Citigroup                                              4.8%           Staples                                               2.1%

Microsoft                                              4.7            Coach                                                 2.0

TotalFinaElf                                           4.7            Nextel Communications                                 2.0

Wal-Mart Stores                                        4.4            Cisco Systems                                         2.0

Minnesota Mining & Manufacturing                       3.9            Delta Air Lines                                       2.0

Home Depot                                             3.9            Liberty Media                                         2.0

Pfizer                                                 3.8            Taiwan Semiconductor Manufacturing                    1.9

Wells Fargo                                            3.8            El Paso Energy                                        1.9

Coca-Cola                                              3.7            Check Point Software Technologies                     1.9

Alcoa                                                  3.5            American Express                                      1.9

TOTAL                                                 41.2%           TOTAL                                                19.7%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the UBS Funds,(1) please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Brian M. Storms

Brian M. Storms
PRESIDENT
UBS Strategy Fund
PRESIDENT AND CHIEF OPERATING OFFICER
UBS Global Asset Management (US) Inc.


/s/ T. Kirkham Barneby
T. Kirkham Barneby
PORTFOLIO MANAGER
UBS Strategy Fund
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

GLOBAL 50 HIGHLIGHTED STOCKS is a service mark of UBS PaineWebber Inc.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Performance Results (unaudited)

                                                         NET ASSET VALUE                                   TOTAL RETURN(1)
                                               ---------------------------------------------          ---------------------------
                                                                                                      12 MONTHS          6 MONTHS
                                                                                                        ENDED              ENDED
                                               03/31/02           09/30/01          03/31/01           03/31/02          03/31/02
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                  $5.37              $4.50             $5.72              (6.12)%           19.33%

Class B Shares                                   5.27               4.44              5.66              (6.89)            18.69

Class C Shares                                   5.27               4.44              5.66              (6.89)            18.69

PERFORMANCE SUMMARY CLASS A SHARES

                                                                                         NET ASSET VALUE
                                                                                   --------------------------             TOTAL
PERIOD COVERED                                                                     BEGINNING           ENDING            RETURN(1)
---------------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                                   $10.00             $10.22              2.20%

2000                                                                                 10.22               7.01            (31.41)

2001                                                                                  7.01               5.50            (21.54)

01/01/02-03/31/02                                                                     5.50               5.37             (2.36)

                                                                CUMULATIVE TOTAL RETURN AS OF 03/31/02:                  (46.30)%

PERFORMANCE SUMMARY CLASS B SHARES

                                                                                     NET ASSET VALUE
                                                                                   --------------------------            TOTAL
PERIOD COVERED                                                                     BEGINNING           ENDING           RETURN(1)
---------------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                                   $10.00             $10.22              2.20%

2000                                                                                 10.22               6.96            (31.90)

2001                                                                                  6.96               5.41            (22.27)

01/01/02-03/31/02                                                                     5.41               5.27             (2.59)

                                                                CUMULATIVE TOTAL RETURN AS OF 03/31/02:                  (47.30)%

PERFORMANCE SUMMARY CLASS C SHARES

                                                                                       NET ASSET VALUE
                                                                                  ---------------------------             TOTAL
PERIOD COVERED                                                                    BEGINNING           ENDING            RETURN(1)
---------------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                                   $10.00             $10.22              2.20%

2000                                                                                 10.22               6.96            (31.90)

2001                                                                                  6.96               5.41            (22.27)

01/01/02-03/31/02                                                                     5.41               5.27             (2.59)

                                                                CUMULATIVE TOTAL RETURN AS OF 03/31/02:                  (47.30)%

(1). Figures assume reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

     Note: The Fund offers Class Y shares to a limited group of eligible investors. For the six months ended March 31, 2002 and since inception, December 2, 1999 through March 31, 2002, Class Y shares have a total return of 19.21% and (46.00)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

     The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)

COMMON STOCKS - 101.12%

SECURITY DESCRIPTION                        SHARES              MARKET VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 0.51%

BEVERAGES - 0.51%

Foster's Group Ltd.                       1,283,400              $ 3,171,025
--------------------------------------------------------------------------------
BRAZIL - 0.51%

METALS & MINING - 0.51%

Companhia Vale do Rio
   Doce, ADR                                121,200                3,211,800
--------------------------------------------------------------------------------
FINLAND - 1.45%

COMMUNICATIONS EQUIPMENT - 1.45%

Nokia OYJ(1)                                430,750                9,085,994
--------------------------------------------------------------------------------
FRANCE - 12.87%

CONSTRUCTION MATERIALS - 2.75%

Lafarge S.A.                                193,800               17,293,042
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.09%

Carrefour S.A.                              145,200                6,825,809
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.53%

Accor S.A.                                   83,450                3,341,781
--------------------------------------------------------------------------------
MULTI-UTILITIES - 1.77%

Suez S.A.                                   393,800               11,114,309
--------------------------------------------------------------------------------
OIL & GAS - 4.68%

TotalFinaElf S.A.                           190,950               29,422,982
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.05%

Aventis S.A.                                186,700               12,872,510

Total France
   Common Stocks                                                  80,870,433
--------------------------------------------------------------------------------
GERMANY - 0.68%

SOFTWARE - 0.68%

SAP AG                                       28,400                4,292,021
--------------------------------------------------------------------------------
ITALY - 2.11%

DIVERSIFIED TELECOMMUNICATION
SERVICES - 0.76%

Telecom Italia SPA(1)                       583,200                4,792,733
--------------------------------------------------------------------------------
INSURANCE - 1.35%

Assicurazioni
   Generali SPA(1)                          344,300                8,479,373

Total Italy
   Common Stocks                                                  13,272,106
--------------------------------------------------------------------------------
JAPAN - 3.73%

AUTOMOBILES - 0.92%

Nissan Motor Co.
   Ltd., ADR(1)                             803,000                5,799,932
--------------------------------------------------------------------------------

TRADING COMPANIES &
DISTRIBUTORS - 2.81%

Mitsubishi Corp.                          2,341,000              $17,632,290

Total Japan
   Common Stocks                                                  23,432,222
--------------------------------------------------------------------------------
NETHERLANDS - 1.29%

BANKS - 1.29%

ABN AMRO Holdings N.V.                      428,500                8,120,879
--------------------------------------------------------------------------------
NORWAY - 0.76%

OIL & GAS - 0.76%

Statoil ASA                                 603,200                4,771,936
--------------------------------------------------------------------------------
SOUTH KOREA - 0.60%

SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.60%

Samsung Electronics Co.
   Ltd., GDR                                 27,400                3,757,910
--------------------------------------------------------------------------------
SWITZERLAND - 2.62%

BANKS - 2.06%

Credit Suisse Group*                        341,700               12,931,656
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.56%

Serono S.A.                                   4,050                3,558,326

Total Switzerland
   Common Stocks                                                  16,489,982
--------------------------------------------------------------------------------
TAIWAN - 0.73%

SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.73%

Taiwan Semiconductor
   Manufacturing Co.
   Ltd., ADR                                220,000                4,565,000
--------------------------------------------------------------------------------
UNITED KINGDOM - 7.63%

BANKS - 3.33%

Royal Bank of Scotland
   Group PLC                                813,500               20,944,312
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.32%

Hanson PLC                                1,100,600                8,306,451
--------------------------------------------------------------------------------
FOOD PRODUCTS - 0.66%

Unilever PLC                                517,100                4,138,290
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES - 2.32%

Vodafone Group PLC                        7,887,900               14,574,003

Total United Kingdom
   Common Stocks                                                  47,963,056
--------------------------------------------------------------------------------

COMMON STOCKS - (CONCLUDED)

SECURITY DESCRIPTION                        SHARES              MARKET VALUE
--------------------------------------------------------------------------------
UNITED STATES - 65.63%

AIRLINES - 0.50%

AMR Corp.*                                  118,200              $ 3,121,662
--------------------------------------------------------------------------------
BANKS - 6.87%

Fifth Third Bancorp.                        164,500               11,100,460

Washington Mutual, Inc.                     252,300                8,358,699

Wells Fargo & Co.                           480,200               23,721,880

                                                                  43,181,039
--------------------------------------------------------------------------------
BEVERAGES - 6.26%

Coca-Cola Co.                               444,000               23,203,440

PepsiCo, Inc.                               312,800               16,109,200

                                                                  39,312,640
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.78%

Cisco Systems, Inc.*                        661,600               11,200,888
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.57%

IBM Corp.                                   155,300               16,151,200
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 6.83%

Citigroup, Inc.                             613,600               30,385,472

Federal Home Loan
   Mortgage Corp.                           197,500               12,515,575

                                                                  42,901,047
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 2.23%

SBC
   Communications, Inc.                     375,000               14,040,000
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
SUPPLIES - 2.13%

Medtronic, Inc.                             296,500               13,404,765
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 3.89%

Minnesota Mining &
   Manufacturing                            212,500               24,439,625
--------------------------------------------------------------------------------
INSURANCE - 0.50%

Hartford Financial Services
   Group, Inc.                               46,000                3,133,520
--------------------------------------------------------------------------------
MACHINERY - 1.32%

ITT Industries, Inc.                        131,500                8,289,760
--------------------------------------------------------------------------------
MEDIA - 4.20%

AOL Time Warner, Inc.*                      855,850             $ 20,240,853

Liberty Media Corp.,
   Class A*                                 486,900                6,154,416

                                                                  26,395,269
--------------------------------------------------------------------------------
METALS & MINING - 3.53%

Alcoa, Inc.                                 588,000               22,191,120
--------------------------------------------------------------------------------
MULTI-LINE RETAIL - 4.37%

Wal-Mart Stores, Inc.                       447,800               27,445,662
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.98%

Pfizer, Inc.                                602,600               23,947,324

Pharmacia Corp.                             302,100               13,618,668

                                                                  37,565,992
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 3.07%

Intel Corp.                                 635,400               19,322,514
--------------------------------------------------------------------------------
SOFTWARE - 5.23%

BEA Systems, Inc.*                          242,703                3,327,458

Microsoft Corp.*                            489,703               29,533,807

                                                                  32,861,265
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 4.37%

Bed, Bath & Beyond, Inc.*                    92,400                3,118,500

Home Depot, Inc.                            501,000               24,353,610

                                                                  27,472,110
--------------------------------------------------------------------------------
Total United States
   Common Stocks                                                 412,430,078
--------------------------------------------------------------------------------
Total Investments
   (cost--$614,103,799)--101.12%                                 635,434,442
--------------------------------------------------------------------------------
Liabilities in excess of
   other assets--(1.12)%                                          (7,050,968)
--------------------------------------------------------------------------------
Net Assets--100.00%                                             $628,383,474
--------------------------------------------------------------------------------

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at March 31, 2002.

ADR  American Depository Receipt.

GDR  Global Depository Receipt.

                   See accompanying notes to financial statements

UBS Strategy Fund

Statement of Assets and Liabilities-- March 31, 2002 (unaudited)

ASSETS
Investment in securities, at value (cost--$614,103,799)                               $635,434,442

Investments of cash collateral received for securities loaned,
    at value (cost--$11,674,549)                                                        11,674,549

Dividends and interest receivable                                                          808,265

Receivable for shares of beneficial interest sold                                          105,814

Other assets                                                                                80,213

TOTAL ASSETS                                                                           648,103,283

LIABILITIES

Collateral for securities loaned                                                        11,674,549

Payable to custodian (including cash denominated in foreign currencies,
    at value)                                                                            4,668,599

Payable for shares of beneficial interest repurchased                                    2,077,919

Payable to affiliates                                                                      823,188

Accrued expenses and other liabilities                                                     475,554

TOTAL LIABILITIES                                                                       19,719,809

NET ASSETS

Beneficial interest--$0.001 par value (unlimited amount authorized)                  1,417,205,793

Accumulated net investment loss                                                         (3,536,899)

Accumulated net realized losses from investment transactions and
    foreign currency transactions                                                     (806,617,767)

Net unrealized appreciation of investments, other assets, liabilities and
    foreign currency transactions                                                       21,332,347

NET ASSETS                                                                            $628,383,474


                 See accompanying notes to financial statements

CLASS A:
Net assets                                                                            $193,879,103

Shares outstanding                                                                      36,127,137

Net asset value per share                                                                    $5.37

Maximum offering price per share (net asset value plus sales
    charge of 5.50% of offering price)                                                       $5.68

CLASS B:

Net assets                                                                            $254,830,763

Shares outstanding                                                                      48,352,411

Net asset value and offering price per share                                                 $5.27

CLASS C:

Net assets                                                                            $174,816,099

Shares outstanding                                                                      33,167,240

Net asset value per share                                                                    $5.27

Maximum offering price per share (net asset value plus sales
    charge of 1.00% of offering price)                                                       $5.32

CLASS Y:

Net assets                                                                             $ 4,857,509

Shares outstanding                                                                         899,425

Net asset value, offering price and redemption value per share                               $5.40


                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                 FOR THE SIX
                                                                                MONTHS ENDED
                                                                               MARCH 31, 2002
                                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $142,982)                           $ 3,258,877

Interest                                                                              86,757

                                                                                   3,345,634

EXPENSES:

    Investment advisory and administration fees                                    2,500,273

    Service fees--Class A                                                            256,552

    Service and distribution fees--Class B                                         1,345,093

    Service and distribution fees--Class C                                           936,935

    Transfer agency and related services fees                                        565,537

    Reports and notices to shareholders                                              149,782

    State registration                                                               113,630

    Custody and accounting                                                            66,674

    Professional fees                                                                 47,513

    Interest expense                                                                   6,067

    Trustees' fees                                                                     5,561

    Other expenses                                                                     1,835

Net expenses                                                                       5,995,452

Net investment loss                                                               (2,649,818)

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized losses from:
    Investments                                                                  (72,653,173)

    Foreign currency transactions                                                 (1,573,955)

Net change in unrealized appreciation/depreciation of:
    Investments                                                                  192,175,178

    Other assets, liabilities and foreign currency transactions                        1,703

Net realized and unrealized gains from investment activities                     117,949,753

Net increase in net assets resulting from operations                            $115,299,935


                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX
                                                                     MONTHS ENDED                             FOR THE
                                                                    MARCH 31, 2002                           YEAR ENDED
                                                                      (UNAUDITED)                        SEPTEMBER 30, 2001
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment loss                                                 $   (2,649,818)                       $ (11,455,682)

Net realized losses from:
    Investments                                                        (72,653,173)                        (517,792,037)

    Foreign currency transactions                                       (1,573,955)                                  --

Net change in unrealized appreciation/depreciation of:
    Investments                                                        192,175,178                         (142,183,997)

    Other assets, liabilities and foreign
        currency transactions                                                1,703                                   --

Net increase (decrease) in net assets
    resulting from operations                                          115,299,935                         (671,431,716)

FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares                                    22,739,608                          165,852,763

Cost of shares repurchased                                            (132,868,389)                        (417,979,623)

Net decrease in net assets from
    beneficial interest transactions                                  (110,128,781)                        (252,126,860)

Net increase (decrease) in net assets                                    5,171,154                         (923,558,576)

NET ASSETS:

Beginning of period                                                    623,212,320                        1,546,770,896

End of period                                                        $ 628,383,474                        $ 623,212,320


                 See accompanying notes to financial statements

Notes to Financial Statements (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Strategy Fund (the "Fund") is a diversified series of UBS Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS -- The Fund calculates its net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management
(US) Inc. ("UBS Global AM," formerly known as Brinson Advisors, Inc.), the investment advisor, administrator and principal underwriter of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS -- The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain
(loss) is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

There were no outstanding futures contracts at March 31, 2002.

SHORT SALES "AGAINST THE BOX" -- The Fund may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund will incur transaction costs, including expense, in connection with the opening, maintaining and closing of short sales against the box.

The Fund might make a short sale "against the box" in order to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund. In such case, any loss in the Fund's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Fund owns either directly or indirectly.

There were no outstanding short sales against the box at March 31, 2002.

DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At March 31, 2002, the Fund owed UBS Global AM $407,177 in investment advisory and administration fees.

For the six months ended March 31, 2002, the Fund did not pay any brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber (SM)*"), which is an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM monthly service fees at the

----------
* UBS PaineWebber is a service mark of UBS AG.

annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 2002, the Fund owed UBS Global AM $413,032 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM has informed the Fund that for the six months ended March 31, 2002, it earned $749,267 in sales charges.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the six months ended March 31, 2002, UBS PaineWebber received from PFPC, not the Fund, approximately 52% of the total transfer agency and related services fees collected by PFPC from the Fund.

SECURITY LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by UBS Global AM, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest or dividends earned on the investment of the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended March 31, 2002, the Fund earned $96,722 for lending its securities, and UBS PaineWebber earned $33,056 in compensation as the Fund's lending agent. At March 31, 2002, the Fund owed UBS PaineWebber $2,979 in compensation.

As of March 31, 2002, the Fund held cash and/or cash equivalents having an aggregate value of $11,674,549 as collateral for portfolio securities loaned having a market value of $11,044,149. The cash collateral was invested in the following money market funds:

          NUMBER OF                                                                                     MARKET
           SHARES                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------
                   8    AIM Liquid Assets Portfolio                                                         $ 8

          10,624,268    BlackRock Provident Institutional TempFund                                   10,624,268

           1,005,880    Dreyfus Cash Management Fund                                                  1,005,880

                  47    Scudder Institutional Fund, Inc                                                      47

              44,346    UBS Private Money Market Fund LLC                                                44,346

                        Total investments of cash collateral for securities loaned
                            (cost-- $11,674,549)                                                    $11,674,549

BANK LINE OF CREDIT

The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes.

Under the Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended March 31, 2002, the Fund had an average daily amount of borrowing outstanding under the Facility of $6,378,813 with a weighted average interest rate of 2.14%.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at March 31, 2002 was substantially the same as the cost of securities for financial statement purposes.

At March 31, 2002, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)                 $36,658,093

Gross depreciation (investments having an excess of cost over value)                 (15,327,450)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           $21,330,643
-------------------------------------------------------------------------------------------------

For the six months ended March 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $849,291,215 and $950,913,420, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

At September 30, 2001, the Fund had a net capital loss carryforward of $247,721,022, available as a reduction, to the extent provided in the regulations, of future net realized capital gains. These losses will expire as follows: $104,630,955 by September 30, 2008 and $143,090,067 by September 30,
2009. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $371,995,592 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on October 1, 2001.

BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                        CLASS A                                  CLASS B
SIX MONTHS ENDED            ---------------------------------      ----------------------------------
MARCH 31, 2002:                  SHARES             AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                     1,471,307      $   7,766,689          1,819,406           $ 9,387,975

Shares repurchased             (8,243,297)       (43,337,749)        (9,407,049)          (48,756,416)

Shares converted from
    Class B to Class A             44,150            234,754            (44,886)             (234,754)

Net decrease                   (6,727,840)     $ (35,336,306)        (7,632,529)        $ (39,603,195)
YEAR ENDED
SEPTEMBER 30, 2001:
-----------------------------------------------------------------------------------------------------
Shares sold                    11,188,793      $  76,770,522          6,538,061         $  43,746,547

Shares repurchased            (21,962,418)      (146,690,990)       (21,937,451)         (143,805,246)

Shares converted from
    Class B to Class A             17,955            116,608            (18,215)             (116,608)

Net decrease                  (10,755,670)     $ (69,803,860)       (15,417,605)        $(100,175,307)

                                     CLASS C                                  CLASS Y
SIX MONTHS ENDED          ------------------------------         --------------------------------
MARCH 31, 2002:              SHARES           AMOUNT                 SHARES             AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                 1,003,518      $    5,222,820             74,534         $  362,124

Shares repurchased         (7,671,752)        (39,705,699)          (206,066)        (1,068,525)

Shares converted from
    Class B to Class A             --                  --                 --                 --

Net decrease               (6,668,234)      $ (34,482,879)          (131,532)        $ (706,401)
YEAR ENDED
SEPTEMBER 30, 2001:
-------------------------------------------------------------------------------------------------
Shares sold                 6,411,781        $ 43,199,919            320,816       $  2,135,775

Shares repurchased        (17,463,981)       (112,377,400)        (2,187,323)       (15,105,987)

Shares converted from
    Class B to Class A             --                  --                 --                 --

Net decrease              (11,052,200)      $ (69,177,481)        (1,866,507)      $(12,970,212)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                   CLASS A
                                                       ----------------------------------------------------------------
                                                            FOR THE                                      FOR THE PERIOD
                                                          SIX MONTHS                                       DECEMBER 2,
                                                             ENDED                FOR THE                     1999+
                                                           MARCH 31,            YEAR ENDED                   THROUGH
                                                              2002             SEPTEMBER 30,              SEPTEMBER 30,
                                                          (UNAUDITED)               2001                       2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     4.50          $      8.69                 $     10.00

Net investment loss                                          (0.01)@              (0.04)@                     (0.06)

Net realized and unrealized gains (losses) from
    investment activities and foreign currency                0.88@               (4.15)@                     (1.25)

Net increase (decrease) from
    investment operations                                     0.87                (4.19)                      (1.31)

NET ASSET VALUE, END OF PERIOD                          $     5.37          $      4.50                 $      8.69

TOTAL INVESTMENT RETURN(1)                                   19.33%              (48.22)%                    (13.10)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                         $193,879             $193,023                    $465,776

Expenses to average net assets, net of
    waivers from advisor(2)                                   1.26%*               1.19%                       1.16%*

Net investment loss to average net assets,
    net of waivers from advisor(2)                           (0.26)%*             (0.59)%                     (0.63)%*

Portfolio turnover                                             130%                 244%                        121%

+    Commencement of operations.

*    Annualized.

@    Calculated using the average shares outstanding for the year.

(1.) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

(2.) For the year ended September 30, 2001 and for the period December 2, 1999 through September 30, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

                                                                                   CLASS B
                                                       ------------------------------------------------------------------------
                                                          FOR THE                                                FOR THE PERIOD
                                                        SIX MONTHS                                                 DECEMBER 2,
                                                           ENDED                          FOR THE                     1999+
                                                         MARCH 31,                      YEAR ENDED                   THROUGH
                                                           2002                        SEPTEMBER 30,              SEPTEMBER 30,
                                                       (UNAUDITED)                        2001                       2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      4.44                 $      8.63                  $    10.00

Net investment loss                                          (0.03)@                     (0.09)@                     (0.12)

Net realized and unrealized gains (losses) from
    investment activities and foreign currency                0.86@                      (4.10)@                     (1.25)

Net increase (decrease) from
    investment operations                                     0.83                       (4.19)                      (1.37)

NET ASSET VALUE, END OF PERIOD                         $      5.27                 $      4.44                  $     8.63

TOTAL INVESTMENT RETURN(1)                                   18.69%                     (48.55)%                    (13.70)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                         $254,831                    $248,609                    $616,435

Expenses to average net assets, net of
    waivers from advisor(2)                                   2.05%*                      1.97%                       1.93%*

Net investment loss to average net assets,
    net of waivers from advisor(2)                           (1.04)%*                    (1.37)%                     (1.41)%*

Portfolio turnover                                             130%                        244%                        121%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              CLASS C
                                                       ---------------------------------------------------
                                                          FOR THE                           FOR THE PERIOD
                                                        SIX MONTHS                            DECEMBER 2,
                                                           ENDED              FOR THE            1999+
                                                         MARCH 31,          YEAR ENDED          THROUGH
                                                           2002            SEPTEMBER 30,     SEPTEMBER 30,
                                                        (UNAUDITED)            2001              2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      4.44        $      8.63         $    10.00

Net investment loss                                          (0.03)@            (0.09)@            (0.12)

Net realized and unrealized gains (losses) from
    investment activities and foreign currency                0.86@             (4.10)@            (1.25)

Net increase (decrease) from investment operations            0.83              (4.19)             (1.37)

NET ASSET VALUE, END OF PERIOD                         $      5.27        $      4.44         $     8.63

TOTAL INVESTMENT RETURN(1)                                   18.69%            (48.55)%           (13.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $   174,816           $176,913           $439,329

Expenses to average net assets, net of
    waivers from advisor(2)                                   2.05%*             1.97%              1.93%*

Net investment loss to average net assets,
    net of waivers from advisor(2)                           (1.04)%*           (1.37)%            (1.41)%*

Portfolio turnover                                             130%               244%               121%

+    Commencement of operations.

*    Annualized.

#    Amount is less than $0.005 per share.

@    Calculated using the average shares outstanding for the year.

(1.) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

(2.) For the year ended September 30, 2001 and for the period December 2, 1999 through September 30, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

                                                                                     CLASS Y
                                                      ---------------------------------------------------------------------
                                                         FOR THE                                             FOR THE PERIOD
                                                       SIX MONTHS                                              DECEMBER 2,
                                                          ENDED                       FOR THE                     1999+
                                                        MARCH 31,                   YEAR ENDED                   THROUGH
                                                          2002                     SEPTEMBER 30,              SEPTEMBER 30,
                                                       (UNAUDITED)                     2001                       2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  4.53                    $   8.71                    $  10.00

Net investment loss                                       (0.00)@#                    (0.02)@                     (0.03)

Net realized and unrealized gains (losses) from
    investment activities and foreign currency             0.87@                      (4.16)@                     (1.26)

Net increase (decrease) from investment operations         0.87                       (4.18)                      (1.29)

NET ASSET VALUE, END OF PERIOD                          $  5.40                    $   4.53                    $   8.71

TOTAL INVESTMENT RETURN(1)                                19.21%                     (47.99)%                    (12.90)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $4,858                     $ 4,668                     $25,231

Expenses to average net assets, net of
    waivers from advisor(2)                                1.03%*                      0.93%                       0.89%*

Net investment loss to average net assets,
    net of waivers from advisor(2)                        (0.03)%*                    (0.35)%                     (0.37)%*

Portfolio turnover                                          130%                        244%                        121%

TRUSTEES

E. Garrett Bewkes, Jr.                            George W. Gowen

CHAIRMAN                                          William W. Hewitt, Jr.

Margo N. Alexander                                Morton L. Janklow

Richard Q. Armstrong                              Frederic V. Malek

David J. Beaubien                                 Carl W. Schafer

Richard R. Burt                                   William D. White

Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                                   Paul H. Schubert
PRESIDENT                                         VICE PRESIDENT AND TREASURER

Amy R. Doberman                                   T. Kirkham Barneby
VICE PRESIDENT AND SECRETARY                      VICE PRESIDENT



INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US)Inc.
51 West 52nd Street
New York, New York 10019-6114




THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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51 West 52nd Street
New York, NY 10019-6114